Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2013

with respect to

Thrivent Large Cap Stock Fund

The summary section of the prospectus of Thrivent Large Cap Stock Fund is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

David C. Francis, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Fund since 2011 and 2013, respectively. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Large Cap Stock Fund is deleted and replaced with the following:

David C. Francis, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Fund since 2011 and 2013, respectively. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The date of this Supplement is March 20, 2013.

Please include this Supplement with your Prospectus.

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